                       SEMIANNUAL REPORT / APRIL 30, 2002

                              AIM ASIAN GROWTH FUND
                 ON JULY 1, 2002, AIM ASIAN GROWTH FUND WILL BE
                     RENAMED AIM ASIA PACIFIC GROWTH FUND.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                           TWO FISH BY JOHN S. BUNKER
       THE POWER AND TURBULENCE DEPICTED IN THIS BOLD WATERCOLOR VIVIDLY
         EXPRESS THE FORCES OF CHANGE SHAPING THE ASIAN REGION. ASIA'S
         CITIES AND NATIONS FACE BOTH CHALLENGE AND OPPORTUNITY AS THEY
                   DEVELOP THEIR ROLES IN THE GLOBAL ECONOMY.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o   Had the advisor not waived fees and expenses returns would have been lower.

o The fund's average annual total returns as of the close of the reporting period ended 4/30/02 (including sales charges) are as follows: Class A shares, one year, -2.70%; inception (11/3/97), -0.06%. Class B shares, one year, -2.59%; inception (11/3/97), 0.06%. Class C shares, one year, 1.21%; inception (11/3/97), 0.46%. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, one year, 2.86%; inception (11/3/97), -0.15%. Class B shares, one year, 3.33%; inception (11/3/97), -0.03%. Class C shares, one year, 7.12%;
    inception (11/3/97), 0.38%.

o Past performance cannot guarantee comparable future results. DUE TO RECENT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o A significant portion of the fund's returns during certain periods was attributable to its investment in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index is a group of developed and emerging Asian and Asia-Pacific markets (except Japan) tracked by Morgan Stanley Capital International. A "free" index excludes stocks that non-local investors cannot buy.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stockmarket performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                        Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                        Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

    However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

    The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

    No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

    As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

    In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

    Briefly, Asian markets, particularly emerging Asian markets, flourished during the reporting period, posting significant gains. Given this environment, AIM Asian Growth Fund Class A shares returned 21.77%, excluding sales charges, for the six-month reporting period. Over the same period, the MSCI All Country
(AC) Asia Pacific Free ex-Japan Index returned 30.36%. The contrast in performance between Asian markets and U.S. markets is obvious when you consider that the S&P 500 Index-- frequently used as a general measure of U.S. stock market performance--returned 2.31% over the same period.

    You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

ASIAN MARKETS STAGE COMEBACK


HOW DID AIM ASIAN GROWTH FUND PERFORM DURING THE REPORTING PERIOD?

After being out of the financial limelight for a few years, Asian stocks, particularly emerging-market Asian securities, posted significant gains during the reporting period, easily outdistancing their U.S. counterparts. Given this environment, for the six-month reporting period ended April 30, 2002, AIM Asian Growth Fund's Class A shares returned 21.77%, Class B shares 21.48% and Class C shares 21.39%, excluding sales charges. Over the same period, the MSCI All Country (AC) Asia Pacific Free ex-Japan Index returned 30.36%. By comparison, U.S. stocks as represented by the S&P 500 Index returned just 2.31%.

WHAT POWERED ASIAN STOCKS' EXEMPLARY RETURNS?

Asian market success was driven, in part, by upward revisions to economic growth and corporate earnings as well as interest rate reductions in some countries. Indeed, Asian stocks, particularly those in emerging-market Asian countries, are trading at very large discounts compared to their developed-market peers. The earnings prospects and low prices of many of these stocks are causing investor interest to return to the region. Also, increased domestic spending has helped cushion some Asian economies from the fluctuations felt in many U.S. markets.

WHAT WERE MARKETS LIKE IN SOUTH KOREA AND TAIWAN?

South Korea was one of the best-performing markets in the world late last year, a trend that has continued into 2002. Investors have rewarded South Korean companies for the country's restructuring efforts. Many Korean companies have reduced their debt levels and sold off non-core assets--giving a lift to company earnings. And banks are now beginning to lend based on the credit quality of the customer. In the past, the government often encouraged banks to loan money to what they considered important industries.

    Taiwan--an export-driven economy tied to U.S. growth--was helped during the reporting period by improving global demand for some of its exports. Although Taiwan's economy was pushed into recession last year, it still managed positive stock returns, and many are predicting that the island nation's economy will start to grow again this year.

WHAT WERE CONDITIONS LIKE IN CHINA/HONG KONG AND SINGAPORE?

China posted one of the world's fastest economic growth rates last year on the back of strong demand for its products, especially from consumers. We are actually overweight relative to our benchmark in China as some holdings are classified as Hong Kong securities (since they are incorporated in Hong Kong) but are generating revenues and profits for China.

    While Hong Kong's markets were lackluster in the first quarter, it is hard to rule out an area with market capitalization of $380 billion (U.S.). Hong Kong is the gateway to China and ranks as one of the world's great money centers. It also has an extremely low tax rate. The economy, however, has been suffering from record high unemployment and deflating property prices, which have depressed consumer sentiment.

    Singapore's economy actually contracted by 2% in 2001, but markets rallied in 2002 when the government announced a better-than-expected economic forecast. And there are signs that a recovery is on the way.

================================================================================

FUND AT A GLANCE

AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

                                   [SIDE ART]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   Invests in all market-cap sizes

o   Focus is on companies, not countries, as earnings growth can occur anywhere

o Countries the fund may invest in: Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam. Also, up to 35% of total securities may be invested in non-Asian issuers, including, Australia and New Zealand. There are no Japanese holdings.

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES                        TOP 10 COUNTRIES AS OF 4/30/02
----------------------------------------------------------------------------------------------------------------------------------

 1. Samsung Electronics Co., Ltd.                      1. Electronic Equipment                  1. New Zealand                1.0%
    (South Korea)                               4.0%      & Instruments              10.7%

 2. Taiwan Semiconductor Manufacturing                 2. Banks                       8.7       2. Thailand                   1.6
    Co. Ltd. (Taiwan)                           3.3

 3. Texwinca Holdings Ltd. (Hong Kong)          3.1    3. Semiconductors              5.4       3. China                      1.7

 4. Esprit Holdings Ltd. (Hong Kong)            3.1    4. Packaged Foods              5.3       4. Philippines                2.1

 5. United Overseas Bank Ltd.                          5. Pharmaceuticals             3.5       5. Singapore                  6.2
    (Singapore)                                 2.5

 6. Li & Fung Ltd. (Hong Kong)                         6. Real Estate Management                6. India                      7.7
                                                2.4       & Development               3.3

 7. Kookmin Bank (South Korea)                  2.3    7. Apparel Retail              3.2       7. Australia                  9.0

 8. Cheung Kong Holdings Ltd.                          8. Textiles                    3.1       8. Taiwan                    11.8
    (Hong Kong)                                 2.0

 9. Compal Electronics Inc.                            9. Computer Hardware           2.8       9. South Korea               20.5
    (Taiwan)                                    1.9

10. Samsung Electro-Mechanics Co. Ltd.                10. IT Consulting & Services    2.6      10. Hong Kong                 21.6
    (South Korea)                               1.9

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continue to adhere to AIM's belief that a consistent focus on discipline is the key to long-term financial success. Therefore, we meticulously research companies with the best earnings growth. And we are fortunate to have our parent company--AMVESCAP's--expansive global research capabilities at our disposal.

   At the beginning of the year, we began positioning the fund to take advantage of the recent boom in consumer spending. Therefore, we increased our exposure to the consumer-discretionary sector at the expense of the consumer-staples sector. We have also increased our exposure to the information-technology sector and decreased our emphasis on health-care and telecommunications securities. Health care was one of the worst-performing sectors over the first quarter, as pharmaceutical stocks dropped in price when investors shifted from defensive stocks to faster-growing companies.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--two companies that reported stronger-than-expected quarterly results and contributed to the fund's positive performance and one that has suffered recently but remains attractive.

   SAMSUNG ELECTRONICS, a South Korean firm, is the world's largest DRAM memory chipmaker. The company continues to report stronger-than-expected earnings and has been able to gain market share and improve margins through increased product quality and low production costs.

   TAIWAN SEMICONDUCTOR MANUFACTURING is the largest foundry company in the world with over 30% market share. It also has produced stronger-than-expected earnings and has won strong orders from both existing and new clients due to cutting-edge technology and demand recovery on wafer-outsourcing.

   CHEUNG KONG, a large Hong Kong residential-property company, detracted from recent performance. Although the company reported better-than-expected earnings last year, shares did not respond due to concerns of deflation and a high unemployment rate in Hong Kong. We do, however, see bottoming signs in the property market.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

Asian stock valuations stood at significantly lower levels than their U.S. peers, providing a world of investment opportunities beyond American soil. Since late last year, Asia has been one of the best-performing regions in the world. And the rally may be more sustainable this time as companies are showing solid earnings growth, much of which is based on domestic spending.

   Also, with regional interest rates falling and foreign debt at relatively low levels, many believe that some Asian countries are less vulnerable to the systemic risks associated with Asia during the 1997 financial crisis.

PORTFOLIO MANAGEMENT TEAM

Shuxin (Steve) Cao
Dale Griffin III
Barrett K. Sides

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                                                MARKET
                                                 SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-83.20%

AUSTRALIA-8.99%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                          244,700   $  1,422,598
-------------------------------------------------------------------------
Billabong International Ltd. (Movies &
  Entertainment)                                   120,300        550,439
-------------------------------------------------------------------------
BRL Hardy Ltd. (Distillers & Vintners)             136,100        710,648
-------------------------------------------------------------------------
Coles Myer Ltd. (Food Retail)                      226,300        928,248
-------------------------------------------------------------------------
CSL Ltd. (Pharmaceuticals)                          50,900      1,070,223
-------------------------------------------------------------------------
ERG Ltd. (Electronic Equipment & Instruments)    1,146,200        138,825
-------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)(a)                                    390,700      1,316,564
-------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                      664,200      1,698,310
-------------------------------------------------------------------------
St. George Bank Ltd. (Banks)                       111,800      1,170,539
-------------------------------------------------------------------------
Westfarmers Ltd. (Industrial Conglomerates)         72,000      1,103,041
-------------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                      174,100      1,230,518
=========================================================================
                                                               11,339,953
=========================================================================

CHINA-1.67%

People's Food Holdings Ltd. (Packaged Foods)     3,249,000      1,825,130
-------------------------------------------------------------------------
Travelsky Technology Ltd. (Diversified
  Commercial Services)                             366,000        281,571
=========================================================================
                                                                2,106,701
=========================================================================

HONG KONG-21.61%

Anhui Conch Cement Co. Ltd. (Construction
  Materials)                                     3,658,000      1,078,765
-------------------------------------------------------------------------
Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                        271,000      2,580,009
-------------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                     191,000        625,720
-------------------------------------------------------------------------
Clear Media Ltd. (Advertising)(a)                2,743,000      1,987,146
-------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                       42,300      1,106,145
-------------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)(a)    1,122,000        330,884
-------------------------------------------------------------------------
Dah Sing Financial Group (Banks)                   221,600      1,130,859
-------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)            2,036,000      3,915,836
-------------------------------------------------------------------------
Euro-Asia Agricultural (Holdings) Co. Ltd.
  (Agricultural Products)(a)                     4,142,000      1,407,380
-------------------------------------------------------------------------
Global Bio-chem Technology Co. Ltd.
  (Agricultural Products)                        4,773,600      1,667,892
-------------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                        1,490,000      2,244,810
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
HONG KONG-(CONTINUED)

Li & Fung Ltd. (Distributors)                    1,888,000   $  3,025,990
-------------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances)                                      740,000        607,250
-------------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)                6,329,000      3,935,794
-------------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods)                               7,580,000      1,603,647
=========================================================================
                                                               27,248,127
=========================================================================

INDIA-7.67%

Cipla Ltd. (Pharmaceuticals)                        38,000        797,317
-------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                                 81,000      1,654,185
-------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                                 40,400        883,548
-------------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                         106,500      1,608,150
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                         27,969      2,108,964
-------------------------------------------------------------------------
ITC Ltd. (Tobacco)                                  39,000        501,548
-------------------------------------------------------------------------
Nestle India Ltd. (Packaged Foods)                  86,000        903,413
-------------------------------------------------------------------------
Satyam Computer Services Ltd. (IT Consulting
  & Services)                                      228,000      1,221,312
=========================================================================
                                                                9,678,437
=========================================================================

NEW ZEALAND-1.02%

Sky Network Television Ltd. (Broadcasting &
  Cable TV)(a)                                     669,000      1,287,323
=========================================================================

PHILIPPINES-2.13%

Bank of the Philippine Islands (Banks)             789,987      1,076,723
-------------------------------------------------------------------------
SM Prime Holdings, Inc. (Real Estate
  Management & Development)                     13,790,900      1,607,236
=========================================================================
                                                                2,683,959
=========================================================================

SINGAPORE-6.17%

Datacraft Asia Ltd. (Networking Equipment)(a)      298,000        607,920
-------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                      1,741,000      2,128,608
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                  390,000      3,092,937
-------------------------------------------------------------------------
Venture Manufacturing Ltd. (Electronic
  Equipment & Instruments)(a)                      209,000      1,956,767
=========================================================================
                                                                7,786,232
=========================================================================

SOUTH KOREA-20.54%

Cheil Communications Inc. (Advertising)              7,690      1,044,026
-------------------------------------------------------------------------
Cheil Jedang Corp. (Packaged Foods)                 40,700      1,761,877
-------------------------------------------------------------------------
CJ39 Shopping Corp. (Internet Retail)(a)             7,400        462,141
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
SOUTH KOREA-(CONTINUED)

Hyundai Department Store Co., Ltd.
  (Department Stores)                               19,000   $    599,922
-------------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automobile
  Manufacturers)                                    54,500      2,029,480
-------------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Brewers)          43,089      1,134,889
-------------------------------------------------------------------------
Kookmin Bank (Banks)                                64,080      2,928,093
-------------------------------------------------------------------------
Kookmin Credit Card Co., Ltd. (Consumer
  Finance)                                           8,200        299,628
-------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                  20,400        618,805
-------------------------------------------------------------------------
LG Home Shopping Inc. (Catalog Retail)               4,600        554,926
-------------------------------------------------------------------------
Lotte Chilsung Beverage Co., Ltd. (Soft
  Drinks)                                            1,800      1,026,377
-------------------------------------------------------------------------
NCsoft Corp. (Internet Software &
  Services)(a)                                       3,000        523,662
-------------------------------------------------------------------------
Samsung Electro-Mechanics Co. Ltd.
  (Electronic Equipment & Instruments)              40,100      2,370,535
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                          17,030      5,046,905
-------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)                   32,760      2,223,817
-------------------------------------------------------------------------
Samsung SDI Co. Ltd. (Electronic Equipment &
  Instruments)                                      10,000        872,770
-------------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)              4,150        690,593
-------------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                       80,000      1,711,200
=========================================================================
                                                               25,899,646
=========================================================================

TAIWAN-11.81%

Au Optronics Corp. (Electronic Equipment &
  Instruments)(a)                                  500,000        757,139
-------------------------------------------------------------------------
Benq Corp. (Computer Storage &
  Peripherals)(a)                                  815,000      1,868,835
-------------------------------------------------------------------------
Compal Electronics Inc. (Computer
  Hardware)(a)                                   1,781,000      2,393,845
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
TAIWAN-(CONTINUED)

Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)             248,000   $  1,087,280
-------------------------------------------------------------------------
MediaTeK Inc. (Semiconductors)(a)                   73,000      1,374,935
-------------------------------------------------------------------------
Nien Made Enterprise Co., Ltd. (Consumer
  Electronics)(a)                                  502,000        868,763
-------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)           347,000      1,171,012
-------------------------------------------------------------------------
Realtek Semiconductors Corp.
  (Semiconductors)(a)                              270,000      1,269,397
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                            1,627,768      4,108,154
=========================================================================
                                                               14,899,360
=========================================================================

THAILAND-1.59%

Big C Supercenter PCL (Apparel Retail)(a)          246,500        136,802
-------------------------------------------------------------------------
Delta Electronics PCL (Electronic Equipment &
  Instruments)                                   1,554,000      1,275,685
-------------------------------------------------------------------------
Thai Union Frozen Products PCL (Packaged
  Foods)                                         1,153,000        586,565
=========================================================================
                                                                1,999,052
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $83,202,215)                            104,928,790
=========================================================================

MONEY MARKET FUNDS-1.67%

STIC Liquid Assets Portfolio(b)                  1,052,032      1,052,032
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                          1,052,032      1,052,032
=========================================================================
    Total Money Market Funds (Cost
      $2,104,064)                                               2,104,064
=========================================================================
TOTAL INVESTMENTS-84.87% (Cost $85,306,279)                   107,032,854
=========================================================================
OTHER ASSETS LESS LIABILITIES-15.13%                           19,088,390
=========================================================================
NET ASSETS-100.00%                                           $126,121,244
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $85,306,279)*                                $107,032,854
-----------------------------------------------------------
Foreign currencies, at value (cost $828,677)        831,002
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,187,973
-----------------------------------------------------------
  Capital stock sold                             17,528,988
-----------------------------------------------------------
  Dividends                                         165,642
-----------------------------------------------------------
Investment for deferred compensation plan            23,190
-----------------------------------------------------------
Collateral for securities loaned                  2,743,418
-----------------------------------------------------------
Other assets                                         54,778
===========================================================
    Total assets                                129,567,845
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             116,337
-----------------------------------------------------------
  Capital stock reacquired                          330,401
-----------------------------------------------------------
  Deferred compensation plan                         23,190
-----------------------------------------------------------
  Collateral upon return of securities loaned     2,743,418
-----------------------------------------------------------
Accrued distribution fees                            56,406
-----------------------------------------------------------
Accrued directors' fees                               1,016
-----------------------------------------------------------
Accrued transfer agent fees                          72,258
-----------------------------------------------------------
Accrued operating expenses                          103,575
===========================================================
    Total liabilities                             3,446,601
===========================================================
Net assets applicable to shares outstanding    $126,121,244
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 87,805,101
___________________________________________________________
===========================================================
Class B                                        $ 27,742,592
___________________________________________________________
===========================================================
Class C                                        $ 10,573,551
___________________________________________________________
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     8,392,773
___________________________________________________________
===========================================================
Class B:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     2,726,099
___________________________________________________________
===========================================================
Class C:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     1,040,946
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.46
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.46 divided by
      94.50%)                                  $      11.07
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.16
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $2,688,139 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $41,386)                                      $   771,846
-----------------------------------------------------------
Dividends from affiliated money market funds         56,456
-----------------------------------------------------------
Interest                                              4,831
-----------------------------------------------------------
Security lending income                              56,226
===========================================================
    Total investment income                         889,359
===========================================================

EXPENSES:

Advisory fees                                       504,904
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                      126,488
-----------------------------------------------------------
Distribution fees -- Class A                        128,209
-----------------------------------------------------------
Distribution fees -- Class B                        132,117
-----------------------------------------------------------
Distribution fees -- Class C                         34,186
-----------------------------------------------------------
Transfer agent fees -- Class A                      243,260
-----------------------------------------------------------
Transfer agent fees -- Class B                       85,591
-----------------------------------------------------------
Transfer agent fees -- Class C                       22,147
-----------------------------------------------------------
Directors' fees                                       4,559
-----------------------------------------------------------
Other                                               122,031
===========================================================
    Total expenses                                1,428,287
===========================================================
Less: Fees waived                                  (123,609)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,496)
===========================================================
    Net expenses                                  1,303,182
===========================================================
Net investment income (loss)                       (413,823)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             940,417
-----------------------------------------------------------
  Foreign currencies                                 (8,056)
===========================================================
                                                    932,361
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          21,996,757
-----------------------------------------------------------
  Foreign currencies                                  2,115
===========================================================
                                                 21,998,872
===========================================================
Net gain from investment securities and
  foreign currencies                             22,931,233
===========================================================
Net increase in net assets resulting from
  operations                                    $22,517,410
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (413,823)   $   (341,361)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                             932,361     (28,693,576)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           21,998,872       9,851,899
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,517,410     (19,183,038)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --        (295,141)
------------------------------------------------------------------------------------------
  Class B                                                               --        (131,925)
------------------------------------------------------------------------------------------
  Class C                                                               --         (21,688)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       10,487,335     (20,355,876)
------------------------------------------------------------------------------------------
  Class B                                                       (3,018,559)     (7,313,094)
------------------------------------------------------------------------------------------
  Class C                                                        4,235,356      (1,204,078)
==========================================================================================
    Net increase (decrease) in net assets                       34,221,542     (48,504,840)
==========================================================================================

NET ASSETS:

  Beginning of period                                           91,899,702     140,404,542
==========================================================================================
  End of period                                               $126,121,244    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $187,363,884    $175,659,752
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (434,704)        (20,881)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (82,537,780)    (83,470,141)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           21,729,844        (269,028)
==========================================================================================
                                                              $126,121,244    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $82,261,705 as of October 31, 2001 is broken down by expiration date as follows:

      CAPITAL LOSS
      CARRYFORWARD     EXPIRATION
      ------------     ----------
      $54,943,768   October 31, 2005
      ------------------------------
       27,317,937   October 31, 2009
      ==============================
      $82,261,705
      ______________________________
      ==============================

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $123,609.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $222,847 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $128,209, $132,117 and $34,186 respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $9,959 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $1,674, $0 and $5,817 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $2,006 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $602 and reductions in custodian fees of $894 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,496.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $2,688,139 were on loan to brokers. The loans were secured by cash collateral of $2,743,418 received by the Fund and invested in affiliated money market funds as follows:
$1,371,709 in STIC Liquid Assets Portfolio and $1,371,709 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $56,226 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $62,679,263 and $69,713,069, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $23,482,228
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,225,817)
===========================================================
Net unrealized appreciation of investment
  securities                                    $21,256,411
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $85,776,443.


NOTE 8--CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2002                 OCTOBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      19,219,069    $ 185,791,224     32,846,773    $ 319,396,653
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,716,967       16,445,265      1,885,559       18,458,316
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,258,174       59,345,066      3,690,569       33,967,064
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         23,853          260,234
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         11,036          117,979
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          1,947           20,815
==========================================================================================================================
Reacquired:
  Class A                                                     (18,011,600)    (175,303,889)   (34,450,943)    (340,012,763)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,032,169)     (19,463,824)    (2,651,836)     (25,889,389)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,777,575)     (55,109,710)    (3,780,014)     (35,191,957)
==========================================================================================================================
                                                                1,372,866    $  11,704,132     (2,423,056)   $ (28,873,048)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                          ---------------------------------------------------------------------
                                                                                                               NOVEMBER 3, 1997
                                                          SIX MONTHS                                           (DATE OPERATIONS
                                                           ENDED                YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                          APRIL 30,        --------------------------------    OCTOBER 31,
                                                          2002(a)          2001(a)     2000(a)     1999(a)        1998
                                                          ----------       --------    --------    --------    ----------------
Net asset value, beginning of period                       $  8.59         $ 10.70     $ 10.76     $  7.69         $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.03)          (0.01)      (0.07)      (0.03)           0.05
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.90           (2.06)       0.01        3.14           (2.36)
===============================================================================================================================
    Total from investment operations                          1.87           (2.07)      (0.06)       3.11           (2.31)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          --              --          --       (0.04)             --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --           (0.04)         --          --              --
===============================================================================================================================
Net asset value, end of period                             $ 10.46         $  8.59     $ 10.70     $ 10.76         $  7.69
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                              21.77%         (19.46)%     (0.56)%     40.66%         (23.10)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $87,805         $61,729     $93,755     $25,420         $ 7,716
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.25%(c)        2.02%       1.92%       1.92%           1.92%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.48%(c)        2.37%       2.06%       2.72%           4.88%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.58)%(c)      (0.06)%     (0.57)%     (0.50)%          0.70%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                         64%             73%         64%        142%             79%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $73,869,195.
(d)  Annualized.


                                                                                         CLASS B
                                                          ---------------------------------------------------------------------
                                                                                                               NOVEMBER 3, 1997
                                                          SIX MONTHS                                           (DATE OPERATIONS
                                                           ENDED                YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                          APRIL 30,        --------------------------------    OCTOBER 31,
                                                          2002(a)          2001(a)     2000(a)     1999(a)        1998
                                                          ----------       --------    --------    --------    ----------------
Net asset value, beginning of period                       $  8.38         $ 10.50     $ 10.65     $  7.63         $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.06)          (0.07)      (0.17)      (0.13)          (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.86           (2.01)       0.02        3.16           (2.36)
===============================================================================================================================
    Total from investment operations                          1.80           (2.08)      (0.15)       3.03           (2.37)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          --              --          --       (0.01)             --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --           (0.04)         --          --              --
===============================================================================================================================
Net asset value, end of period                             $ 10.18         $  8.38     $ 10.50     $ 10.65         $  7.63
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                              21.48%         (19.92)%     (1.41)%     39.76%         (23.70)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $27,743         $25,479     $39,852     $12,070         $ 3,030
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.90%(c)        2.67%       2.67%       2.79%           2.80%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         3.13%(c)        3.02%       2.76%       3.59%           5.75%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.21)%(c)      (0.72)%     (1.32)%     (1.37)%         (0.18)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                         64%             73%         64%        142%             79%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,642,486.
(d)  Annualized.


                                                                                     CLASS C
                                                          -------------------------------------------------------------
                                                                                                       NOVEMBER 3, 1997
                                                          SIX MONTHS                                   (DATE OPERATIONS
                                                            ENDED          YEAR ENDED OCTOBER 31,       COMMENCED) TO
                                                          APRIL 30,     ----------------------------     OCTOBER 31,
                                                           2002(a)      2001(a)    2000(a)   1999(a)         1998
                                                          ----------    -------    -------   -------   ----------------
Net asset value, beginning of period                       $  8.37      $10.49     $10.63    $7.61         $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.06)      (0.07)    (0.17)    (0.13)          (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.85       (2.01)     0.03      3.16           (2.38)
=======================================================================================================================
    Total from investment operations                          1.79       (2.08)    (0.14)     3.03           (2.39)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          --          --        --     (0.01)             --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --       (0.04)       --        --              --
=======================================================================================================================
Net asset value, end of period                             $ 10.16      $ 8.37     $10.49    $10.63        $  7.61
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                              21.39%     (19.94)%   (1.32)%   39.86%         (23.90)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $10,574      $4,692    $6,797    $5,008         $   686
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.90%(c)    2.67%     2.67%     2.79%           2.80%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         3.13%(c)    3.02%     2.76%     3.59%           5.75%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.21)%(c)  (0.72)%   (1.32)%   (1.37)%         (0.18)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                         64%         73%       64%      142%             79%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,893,897.
(d)  Annualized.

BOARD OF DIRECTORS                                OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Robert G. Alley
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Stuart W. Coco                            Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Melville B. Cox
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                  Edgar M. Larsen                           Boston, MA 02110
                                                  Vice President
                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE DIRECTORS

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                         EQUITY FUNDS

DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
      MORE AGGRESSIVE                        MORE AGGRESSIVE                        1976 and manages approximately $158 billion
                                                                                    in assets for more than 9 million
AIM Small Cap Opportunities(1)          AIM Developing Markets                      shareholders, including individual
AIM Mid Cap Opportunities(1)            AIM European Small Company                  investors, corporate clients and financial
AIM Large Cap Opportunities(1)          AIM Asian Growth                            institutions.*
AIM Emerging Growth                     AIM International Emerging Growth
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM European Development                    Trademark-- is distributed nationwide. AIM
AIM Mid Cap Growth                      AIM Euroland Growth                         is a subsidiary of AMVESCAP PLC, one of the
AIM Dent Demographic Trends             AIM International Equity                    world's largest independent financial
AIM Constellation                       AIM Global Growth                           services companies with $400 billion in
AIM Large Cap Growth                    AIM Worldwide Spectrum                      assets under management.*
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                     SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(6)

        MORE CONSERVATIVE                         MORE CONSERVATIVE

                          FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                          AIM High Income Municipal
AIM High Yield                             AIM Municipal Bond
AIM Strategic Income                       AIM Tax-Free Intermediate
AIM Income                                 AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                            MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE



When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       AAG-SAR-1
A I M Distributors, Inc.